Taxation - Schedule of deferred tax assets and liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating tax loss carry forwards	¥ 137,550	¥ 160,743
Advertising and promotion expenses in excess of deduction limit	315,708	60,883
Payroll and expense accrued	98,889	29,739
Others	2,085	704
Less: valuation allowance	(554,232)	(252,069)	¥ (146,617)
Total deferred tax assets, net	¥ 0	¥ 0